SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 September 7, 2005


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                        11-2408943
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)


767 Fifth Avenue, New York, New York                             10153
(Address of principal executive offices)                       (Zip Code)



                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

            On September 7, 2005, the Compensation Committee of the Board of Directors of The Estee Lauder Companies Inc. (the "Company") granted bonus opportunities under the Executive Annual Incentive Plan to the Company's named executive officers for the year ending June 30, 2006 ("fiscal 2006") pursuant to the Company's Executive Annual Incentive Plan in the following amounts:


                                                 Fiscal 2006 Aggregate
Named Executive Officer                           Target Opportunities
-----------------------                           --------------------

Leonard A. Lauder                                      $1,800,000
William P. Lauder                                      $2,000,000
Daniel J. Brestle                                      $1,900,000
Patrick Bousquet-Chavanne                              $1,900,000
Philip Shearer                                         $1,900,000


            The opportunities for bonuses for Leonard A. Lauder, William P. Lauder and Daniel J. Brestle are based on the levels of achievement of net sales and earnings per share targets by the Company in fiscal 2006. The opportunities for Patrick Bousquet-Chavanne and Philip Shearer are based on the levels of achievement of the earnings per share and net sales target for the Company in fiscal 2006 and levels of achievement of full-year goals for their respective groups at the start of fiscal 2006, including net sales for the group (measured by overall net sales and by retail sell-through in the United States), operating margin, expense control, working capital relating to inventory and planning accuracy. Each opportunity has a threshold that must be reached before any payout is made. Certain opportunities provide for payout in excess of the target amount for performance that exceeds the target goal. Payouts to Messrs. L. Lauder and W. Lauder are limited to 100% of the target opportunities. Measurement of performance is subject to certain automatic adjustments, such as changes in accounting principles, the impact of discontinued operations and non-recurring income/expenses.


Item 9.01 Financial Statements and Exhibits

(c)        Exhibits

10.1 The Estee Lauder Companies Inc. Executive Annual Incentive Plan (filed as Exhibit 10.7 to our Annual Report on Form 10-K for the year ended June 30, 2005) (SEC File No. 1-14064).*

*  Incorporated by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    THE ESTEE LAUDER COMPANIES INC.

Date:  September 9, 2005            By: /s/ Sara E. Moss
                                        ----------------------------------
                                        Sara E. Moss
                                        Executive Vice President,
                                        General Counsel and Secretary























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